SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 7, 2017

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Dynegy Inc. (the “Company”) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) which was filed with the Securities and Exchange Commission (“SEC”) on February 24, 2017.

In accordance with the registration statement requirements of the SEC, the Company is required to revise previously issued financial statements when the adoption of a new accounting standard requires a retrospective application that materially revises those financial statements, if those financial statements are included, or are or will be incorporated by reference in certain subsequent filings with the SEC.

This Form 8-K retrospectively revises our financial statements as of December 31, 2016, and for all periods presented, to reflect the adoption of Accounting Standards Update (“ASU”)  2016-15-Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments and ASU 2016-18-Statement of Cash Flows (Topic 230): Restricted Cash.  This update is consistent with the presentation in the Company’s Form 10-Q’s for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017 filed with the SEC on May 5, 2017, August 4, 2017, and November 1, 2017 respectively.  The retrospectively revised Items contained in the Company’s 2016 Form 10-K are presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following Items in the 2016 Form 10-K to reflect, retrospectively, the changes resulting from the adoption of the ASUs referenced above:

•                  Part II, Item 6. Selected Financial Data

•                  Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”)

•                  Part II, Item 8. Financial Statements and Supplementary Data

All other information in the 2016 Form 10-K remains unchanged. Unaffected portions of the 2016 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K or Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.  This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2016 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the reclassifications as described above and as set forth in the exhibits attached hereto. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A in the 2016 Form 10-K for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2016 Form 10-K, please refer to the First, Second, and Third Quarter 2017 Form 10-Q’s, as well as other filings of the Company made with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K and such subsequent filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Document
* 23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm, relating to the Company’s consolidated financial statements included in Exhibit 99.3.
* 99.1	Part II, Item 6. Selected Financial Data, revised only to reflect the adoption of recently issued accounting standards updates
* 99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect the adoption of recently issued accounting standards updates
* 99.3	Part II, Item 8. Financial Statements and Supplementary Data, revised only to reflect the adoption of recently issued accounting standards updates
**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*                       Filed herewith

**               XBRL information is furnished and not filed for purposes of Section 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and is not subject to liability under those sections, is not part of any registration statement or prospectus to which it relates and is not incorporated or deemed to be incorporated by reference into any registration statement, prospectus or other document.

EXHIBIT INDEX

Exhibit No.	Document

*23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm
*99.1	Part II, Item 6. Selected Financial Data
*99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation
*99.3	Part II, Item 8. Financial Statements and Supplementary Data
**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*                        Filed herewith

**               XBRL information is furnished and not filed for purposes of Section 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and is not subject to liability under those sections, is not part of any registration statement or prospectus to which it relates and is not incorporated or deemed to be incorporated by reference into any registration statement, prospectus or other document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynegy Inc.
Date: December 7, 2017

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President and General Counsel